UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 5, 2018

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pier 1 Place Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code 817-252-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On April 6, 2018, Pier 1 Imports, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") with the Securities and Exchange Commission disclosing that on April 5, 2018, the Company's Board of Directors (the "Board") elected Robert L. Bass as a member of the Board. This Amendment No. 1 to the Original Form 8-K amends and supplements the Original Form 8-K to reflect that on September 25, 2018, the Board appointed Mr. Bass to serve as a member of its Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: September 27, 2018	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance and
General Counsel, Secretary